EXPLANATORY NOTE

The purpose of this filing is to file supplements to the ICON Sector Funds and the ICON International Funds prospectuses and Statement(s) of Additional Information, in interactive data format, which were approved by the Fund’s Board of Trustees on July 23, 2015 and went into effect on September 25, 2015. This filing reflects the following:

•	References to Class C shares in ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, and ICON Utilities Fund have been deleted and the Class C shares have been merged with Class A shares, as noticed to Class C shareholders on July 24, 2015.